SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                           SEPTEMBER 28, 2001
                           ------------------
            Date of Report (date of earliest event reported)


                        MARGATE INDUSTRIES, INC.
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


          DELAWARE               0-13817                84-8963939
----------------------------   -----------         ----------------------
(State or Other Jurisdiction   (Commission             (IRS Employer
      of Incorporation        File Number)         Identification Number)


                           129 N. MAIN STREET
                          YALE, MICHIGAN  48097
                          ---------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (810) 387-4300
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

               N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

               N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

               N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

               N/A

Item 5.   Material Events
          ---------------

               On September 28, 2001, Margate Industries, Inc. (the "Registrant" or the "Company") announced that it has terminated negotiations for a proposed merger with USA Teleport, Inc. ("USA Teleport"), a Miami-based telecommunications firm providing broadband wireless and Internet solutions. The Registrant will not renew the letter of intent with USA Teleport which was entered into between the parties on June 12, 2001. The Registrant intends to take a one-time pre-tax write down of approximately $250,000 in the 2001 third quarter for expenses related to the proposed transaction. The Registrant determined that the merger with USA Teleport would not provide long-term value to its shareholders and was not in its best interests of the shareholders or the Company.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

               N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

               N/A

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MARGATE INDUSTRIES, INC.



Dated: October 1, 2001             By: /s/ William H. Hopton
                                      ------------------------------------
                                      William H. Hopton, President









                                   -3-